SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                  FORM 8-K


               Current Report Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934


                              February 1, 2002
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              Date of Report (Date of Earliest Event Reported)


                                 EXDS, Inc.
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           (Exact name of Registrant as specified in its charter)


      Delaware                       0-23795                   77-0403076
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(State of Incorporation)      (Commission file number)   (I.R.S. Employer
                                                         Identification No.)


                       2831 Mission College Boulevard
                       Santa Clara, California 95054
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        (Address of principal executive offices, including zip code)


                               (408) 346-2200
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            (Registrant's telephone number, including area code)


                        Exodus Communications, Inc.
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       (Former name or former address, if changed since last report)





ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS.

         On February 1, 2002, EXDS, Inc. f/k/a Exodus Communications, Inc. (the "Company") and its subsidiaries American Information Systems, Inc., Arca Systems, Inc., Cohesive Technology Solutions, Inc., GlobalCenter Holding Co., GlobalCenter Inc. and Service Metrics, Inc. (the "Selling Subsidiaries") completed the sale of substantially all of their assets in the United States to Digital Island Inc. ("DI"), a wholly-owned subsidiary of Cable and Wireless plc ("C&W"), pursuant to the terms of an Asset Purchase Agreement dated as of November 29, 2001, among the Company, the Selling Subsidiaries, C&W and DI, as modified by a Mutual Limited Waiver, dated as of January 5, 2002, and as amended by Amendment #1 to Asset Purchase Agreement, dated as of January 10, 2002, and Amendment #2 to Asset Purchase Agreement, dated as of January 31, 2002 (the "Asset Purchase Agreement").

         The assets sold by the Company and the Selling Subsidiaries constituted substantially all of the assets used in the business of providing Internet infrastructure outsourcing services, including web-hosting and managed and professional services, and included, among other things, the Company's leasehold interests in 28 Internet data centers, customer relationships, equipment, intellectual property (including all rights to the Exodus name), accounts receivable, the equity ownership interests in certain financing subsidiaries and other assets required to support the customer relationships and business operations sold.

         The purchase price for the assets was approximately $568,900,000, consisting of initial cash consideration of $560,000,000, and approximately $8,900,000 representing the amount of certain security deposits under assigned real property leases. The purchase price is subject to adjustment following the closing for (i) certain changes in the value of accounts receivable and prepaid accounts and (ii) the release of additional security deposits. In addition to the cash consideration, DI assumed certain liabilities and obligations associated with the purchased assets, including post-closing obligations under assigned contracts, and agreed to reimburse the Company and the Selling Subsidiaries for up to $20,000,000 in accrued vacation payments to former employees of the Company and the Selling Subsidiaries hired by DI. Of the cash consideration paid by DI at closing,
(i) approximately $31,200,000 was deposited in escrow with a title company to cause the release of certain liens and encumbrances on the transferred properties, (ii) $56,000,000 was deposited in escrow to cover the post-closing working capital adjustments, the Company's and the Selling Subsidiaries' indemnification obligations under the Asset Purchase Agreement, and certain cure amounts for contracts assigned to DI, and (iii) $50,000,000 was deposited in a separate escrow account to reimburse the Company for payments to acquire title to (by settlement or otherwise) or replace equipment under leases which the Company believes are financing arrangements under applicable law. DI also agreed to reimburse the Company up to an additional $12,000,000 for payments to acquire title to (by settlement or otherwise) or replace equipment under true equipment leases.

         Concurrently with the closing of the asset sale to DI, the Company, the Selling Subsidiaries, DI and C&W entered into certain transition services agreements requiring the parties to provide various rights and services during a period of 120 days (subject to adjustment) following the closing. Pursuant to the terms of the Asset Purchase Agreement and the transition services agreement pursuant to which the Company and the Selling Subsidiaries will provide equipment, network and other services to DI, the first $40,000,000 in charges, costs and expenses are deemed to have been paid by virtue of the consideration paid by DI for the assets.

         In the Asset Purchase Agreement, the parties agreed to use their commercially reasonable efforts to enter into, or cause their subsidiaries to enter into, transactions pursuant to which (i) Exodus Internet Limited, a United Kingdom subsidiary of the Company, will sell substantially all of the assets of two Internet data centers in London and related business to a United Kingdom subsidiary of C&W for a purchase price of $8,000,000; (ii) Exodus Communications GmbH, a German subsidiary of the Company, will sell substantially all of the assets of its Internet data center in Frankfurt and related business to a German subsidiary of C&W for a purchase price of $8,000,000; and (iii) the Company will sell its approximately 85% equity interest in, and intercompany debt of, Exodus Communications K.K. to a Netherlands subsidiary of C&W for $2.00. There can be no assurance that any or all of such transactions will be consummated or with respect to the timing or final terms of any such transaction.

         The purchase price and other terms of the transaction were determined by arms-length negotiations between the parties after a process in which offers were solicited from other potential qualified buyers. Prior to this transaction, except for a network services contract between the Company and a subsidiary of C&W on customary terms and conditions, neither the Company, the Selling Subsidiaries, their affiliates, nor any of their directors or officers had any material relationship with either C&W or DI.

         The Company and the Selling Subsidiaries each filed a voluntary petition for reorganization relief under Chapter 11 Title 11 of the United States Bankruptcy Code in the United States District Court for the District of Delaware (the "Court") on September 26, 2001. The Court approved the Asset Purchase Agreement and authorized the sale pursuant to an order entered on January 22, 2002. As previously disclosed, notwithstanding the transaction with DI, holders of the Company's common stock are expected to receive no value for their shares.

         In connection with the closing of the DI transaction, the Company terminated its Senior Secured, Super-Priority Debtor-in-Possession Credit Agreement dated as of November 14, 2001 with General Electric Capital Corporation and paid approximately $2,230,000 in fees relating to such termination.

         The foregoing description of the Asset Purchase Agreement is qualified in its entirety by the full text of the Asset Purchase Agreement dated as of November 29, 2001, the Mutual Limited Waiver dated as of January 5, 2002, Amendment #1 to Asset Purchase Agreement dated as of January 10, 2002 and Amendment #2 to Asset Purchase Agreement dated as of January 31, 2002, each of which is filed as an exhibit to this report and incorporated by reference herein.


ITEM 5: OTHER EVENTS.

         Effective February 11, 2002, the Company changed its name from Exodus Communications, Inc. to EXDS, Inc.


ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Financial Statements of Businesses Acquired.

              Not Applicable.

         (b)  Pro Forma Financial Information.

              The pro forma financial information required by this item shall be filed by amendment to this Form 8-K as soon as practicable, but no later than 60 days from the date this report was required to be filed.

         (c)  Exhibits.

Exhibit No.       Description of Exhibit

2.1 Asset Purchase Agreement, dated as of November 29, 2001, among Exodus Communications, Inc., American Information Systems, Inc., Arca Systems, Inc., Cohesive Technology Solutions, Inc., GlobalCenter Holding Co., GlobalCenter Inc., Service Metrics, Inc., Cable and Wireless plc and Digital Island Inc.

2.2 Mutual Limited Waiver, dated as of January 5, 2002, in reference to the Asset Purchase Agreement, dated as of November 29, 2001, among Exodus Communications, Inc., American Information Systems, Inc., Arca Systems, Inc., Cohesive Technology Solutions, Inc., GlobalCenter Holding Co., GlobalCenter Inc., Service Metrics, Inc., Cable and Wireless plc and Digital Island Inc.

2.3 Amendment #1 to Asset Purchase Agreement, dated as of January 10, 2002, to the Asset Purchase Agreement, dated as of November 29, 2001, among Exodus Communications, Inc., American Information Systems, Inc., Arca Systems, Inc., Cohesive Technology Solutions, Inc., GlobalCenter Holding Co., GlobalCenter Inc., Service Metrics, Inc., Cable and Wireless plc and Digital Island Inc.

2.4 Amendment #2 to Asset Purchase Agreement, dated as of January 31, 2002, to the Asset Purchase Agreement, dated as of November 29, 2001, among Exodus Communications, Inc., American Information Systems, Inc., Arca Systems, Inc., Cohesive Technology Solutions, Inc., GlobalCenter Holding Co., GlobalCenter Inc., Service Metrics, Inc., Cable and Wireless plc and Digital Island Inc.


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2002

                                      EXDS, INC. (f/k/a Exodus
                                        Communications, Inc.)


                                      By:   /s/ Joseph Stockwell
                                         -------------------------------------
                                         Name:  Joseph Stockwell
                                         Title: Chief Executive Officer




                               EXHIBIT INDEX

2.1 Asset Purchase Agreement, dated as of November 29, 2001, among Exodus Communications, Inc., American Information Systems, Inc., Arca Systems, Inc., Cohesive Technology Solutions, Inc.,
         GlobalCenter Holding Co., GlobalCenter Inc., Service Metrics, Inc., Cable and Wireless plc and Digital Island Inc.

2.2 Mutual Limited Waiver, dated as of January 5, 2002, in reference to the Asset Purchase Agreement, dated as of November 29, 2001, among Exodus Communications, Inc., American Information Systems, Inc., Arca Systems, Inc., Cohesive Technology Solutions, Inc., GlobalCenter Holding Co., GlobalCenter Inc., Service Metrics, Inc., Cable and Wireless plc and Digital Island Inc.

2.3 Amendment #1 to Asset Purchase Agreement, dated as of January 10, 2002, to the Asset Purchase Agreement, dated as of November 29, 2001, among Exodus Communications, Inc., American Information Systems, Inc., Arca Systems, Inc., Cohesive Technology Solutions, Inc., GlobalCenter Holding Co., GlobalCenter Inc., Service Metrics, Inc., Cable and Wireless plc and Digital Island Inc.

2.4 Amendment #2 to Asset Purchase Agreement, dated as of January 31, 2002, to the Asset Purchase Agreement, dated as of November 29, 2001, among Exodus Communications, Inc., American Information Systems, Inc., Arca Systems, Inc., Cohesive Technology Solutions, Inc., GlobalCenter Holding Co., GlobalCenter Inc., Service Metrics, Inc., Cable and Wireless plc and Digital Island Inc.